INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

16. INCOME TAXES

        The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2011	2010	2009
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
State income taxes	0.4	0.5	0.3
Investment income not subject to tax	(2.2)	(1.6)	(1.3)
Uncertain tax positions	0.0	(1.3)	0.2
Other	(0.3)	0.2	0.6

	32.9%	32.8%	34.8%

        The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

        The components of the Company's income tax expense related to income before the cumulative effect of a change in accounting principle are as follows:

	For The Year Ended December 31,
	2011	2010	2009
	(Dollars In Thousands)
Income tax expense per the income tax returns:
Federal	$9,510	$(6,723)	$(53,986)
State	264	3,509	4,259

Total current	$9,774	$(3,214)	$(49,727)

Deferred income tax expense:
Federal	$142,761	$115,172	$184,527
State	2,304	(2,055)	(1,752)

Total deferred	$145,065	$113,117	$182,775

        The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2011	2010
	(Dollars In Thousands)
Deferred income tax assets:
Premium receivables and policy liabilities	$35,432	$158,925
Invested assets (other than unrealized gains)	60,524	83,203
Deferred compensation	72,944	58,123
U.S. capital loss carryforwards	4,763	—
Other	7,049	—
Valuation allowance	(2,593)	(3,354)

	178,119	296,897

Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	872,297	839,885
Other	—	18,703
Unrealized gain on investments	566,451	191,175

	1,438,748	1,049,763

Net deferred income tax (liability) asset	$(1,260,629)	$(752,866)

        In management's judgment, the gross deferred income tax asset as of December 31, 2011, will more likely than not be fully realized. As of December 31, 2011, the Company had U.S. capital loss carryforwards of $12.4 million which will expire if not used by 2014 and $1.2 million which will expire if not used by 2015. The Company has no U.S. ordinary loss carryforwards as of December 31, 2011. With regard to state tax loss carryforwards, the Company has recognized a valuation allowance of $2.6 million and $3.4 million as of December 31, 2011 and 2010, respectively, related to operating loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting favorable change of $0.5 million, net of federal income taxes, reduced state income tax expense in 2011 by the same amount. As of December 31, 2011 and 2010, no valuation allowances were established with regard to deferred tax assets relating to impairments on fixed maturities, capital loss carryforwards, and unrealized losses on investments. As of December 31, 2011 and 2010, the Company relied upon certain prudent and feasible tax-planning strategies and its ability and intent to hold to recovery its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold any unrealized loss bond to maturity, thereby avoiding a realized loss, or to generate a realized gain from unrealized gain bonds if such unrealized loss bond is sold at a loss prior to maturity. As of December 31, 2011, the Company recorded a net unrealized gain on its fixed maturities.

        A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2011	2010
	(Dollars In Thousands)
Balance, beginning of period	$13,181	$26,786
Additions for tax positions of the current year	—	—
Additions for tax positions of prior years	106	10,906
Reductions of tax positions of prior years:
Changes in judgment	(8,447)	(14,133)
Settlements during the period	—	(584)
Lapses of applicable statute of limitations	—	(9,794)

Balance, end of period	$4,840	$13,181

        Included in the balance above, as of December 31, 2011 and 2010, are approximately $2.0 million and $10.4 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $2.9 million and $2.8 million as of December 31, 2011 and as of December 31, 2010, respectively.

        Any accrued interest and penalties related to the unrecognized tax benefits have been included in income tax expense. These amounts were a $1.4 million benefit, a $3.6 million benefit, and a $1.1 million expense in 2011, 2010, and 2009, respectively. The Company has approximately $1.6 million and $3.0 million of accrued interest associated with unrecognized tax benefits as of December 31, 2011 and 2010, respectively (before taking into consideration the related income tax benefit that is associated with such an expense).

        Using the information available as of December 31, 2011, the Company believes that in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease. With regard to the reconciliation above, the reduction in the amount of unrecognized tax benefits due to lapses of applicable statute of limitations was attributable almost entirely to tax issues that were timing in nature. Therefore, aside from the effect of interest cost, such reduction did not result in a decrease in the overall effective income tax rate. During the 12 months ended December 31, 2011 and 2010, the Company's uncertain tax position liability decreased in the amount of $8.4 million and $14.1 million, respectively, as a result of new technical guidance and other developments which led the Company to conclude that the full amount of the associated tax benefit was more than 50% likely to be realized. In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2003.